                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           Date of Report (date of earliest event report JULY 16, 2001
                                                         -------------

        First Union National Bank (as Representative under a Pooling and Servicing Agreement dated as of February 28, 2001 providing for the issuance of HomEq Trust 2001-A) and each of the
                Originators listed on Schedule A attached hereto.
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             (Exact name of registrant as specified in its charter)


             *                            333-60771                   *
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State or other jurisdiction             (Commission             (IRS Employer
     of incorporation)                  File Number)              ID Number)


         c/o First Union National Bank, 401 South Tryon Street - NC1179
                               Charlotte, NC 28288
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                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568

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          (Former name or former address, if changed since last report)


*        See Schedule A

Item 5            Other Events

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the JULY 16, 2001 Remittance Date.

Item 7            Financial Statements and Exhibits



Item 601 (a) of Regulation
S-K Exhibit Number

20.1 Monthly statement to Class A Certificate holders with respect to the JULY 16, 2001 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
    -------------------
Name: Robert Ashbaugh
Title: Vice President                                    Dated: AUGUST 24, 2001

                                  Exhibit Index


20.1 Monthly statement sent to Class A Certificate holders with respect to the JULY 16, 2001 Remittance Date.

                                   Schedule A


                                            State of                IRS Employer
Registrant                                  Incorporation           ID Number
----------                                  -------------           ---------
HomEq Servicing Corp.
The Money Store/D.C. Inc.                   D.C.                    22-2133027
The Money Store Home Equity Corp.           Kentucky                22-2522232
The Money Store/Minnesota Inc.              Minnesota               22-3003495